UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported)   July 27, 2017
 HAEMONETICS CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	001-14041	04-2882273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Wood Road
Braintree Massachusetts	02184
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code  781-848-7100
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definition of "large accelerated filer", "accelerated filer", "smaller reporting company" and "emerging growth company" in Rule 12b-2 of the Exchange Act

Large accelerated filer	☒	Accelerated filer	☐
Non-accelerated filer	☐	(Do not check if a smaller reporting company)

		Smaller reporting company	☐

		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to

Section 13(a) of the Exchange Act.			☐

ITEM 5.07    Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Haemonetics Corporation (the "Company") was held on Thursday, July 27, 2017. At the Meeting:

1.	Christopher Simon and Charles Dockendorff were elected to serve as directors of the Company;

2.	An advisory vote regarding the compensation of the Company's Named Officers was approved;

3.	An advisory vote on the frequency of future advisory votes of our Named Offices was approved for one (1) year;

4.	Shareholder proposal to recommend changes to certain voting requirements was approved; and

5.	The selection of Ernst & Young LLP to serve as the independent registered public accounting firm of the Company for fiscal year 2018 was ratified.

Below are the number of votes cast For or Against, the number of Abstentions, the number of votes Withheld and the number of broker Non-Votes:

1. Election of Directors:

Director	Votes For	Withheld	Non-Vote
Christopher Simon	47,803,770	474,278	1,687,791
Charles J. Dockendorff	42,854,663	5,423,385	1,687,791

2. Advisory vote regarding the compensation of the Company's Named Officers:

Votes For	Votes Against	Abstain	Non-Vote
47,874,905	379,378	23,765	1,687,791

3. Advisory vote on frequency of future advisory votes on the compensation of the Company's Named Officers:

One Year	Two Years	Three Years	Abstain	Non-Vote
40,927,606	13,447	7,321,664	15,331	1,687,791

4. Shareholder Proposal regarding changes to certain voting requirements:

Votes For	Votes Against	Abstain	Non-Vote
38,562,997	7,409,594	2,305,457	1,687,791

5. Ratification of appointment of Ernst & Young, LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2018:

Votes For	Votes Against	Abstain	Non-Vote
49,762,695	198,448	4,696	—

Consistent with the stated preference of a majority of the Company’s shareholders, the Board determined that it will hold an annual advisory vote on the compensation of the Company’s Named Officers every year until the next required vote on the frequency of shareholder votes on compensation of Named Officers, which will occur no later than Company’s annual meeting of shareholders in 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAEMONETICS CORPORATION
(Registrant)

Date: July 31, 2017	By:	/s/ Michelle L. Basil
Michelle L. Basil
Executive Vice President and General Counsel